UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2006

BLUE RIDGE PAPER PRODUCTS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-114032	56-2136509
(State or other jurisdiction	(Registration Number)	(IRS Employer
of incorporation)		Identification No.)

41 Main Street, Canton, North Carolina	28716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (828) 454-0676

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On Friday, July 7, 2006 the United Steelworkers International Union (“USW”) ratified a new 3-year labor agreement with Blue Ridge Paper Products Inc. (the “Company”). Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing such agreement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit 99.1—Press Release dated July 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE PAPER PRODUCTS INC.

Date: July 10, 2006	By:	/s/ JOHN B. WADSWORTH
		Name:	John B. Wadsworth
		Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press release dated July 10, 2006 announcing Labor Agreement between USW and the Company, ratified July 7, 2006